UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE AES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 21, 2011

Meeting Information

Meeting Type:	The AES Corporation Annual Meeting of Stockholders

For holders as of:	February 25, 2011

Meeting Date:	April 21, 2011

Meeting Time:	9:30 A.M. (Eastern Time)

Location:	4300 Wilson Boulevard Rotunda Conference Room, 9th floor Arlington, Virginia 22203

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy materials (including the notice, proxy statement, form of proxy, annual report on Form 10-K and related materials) are available online at www.envisionreports.com/aes or you may request a paper copy (see reverse side).

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
• NOTICE AND PROXY STATEMENT
• FORM OF PROXY
• ANNUAL REPORT ON FORM 10-K
• RELATED MATERIALS
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.envisionreports.com/aes.
How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents (for the current Annual Meeting of Stockholders and all of the future annual meetings of stockholders), you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.envisionreports.com/aes
2) BY TELEPHONE:	1-866-641-4276
3) BY E-MAIL:	investorvote@computershare.com Place in Subject Line: Proxy Materials The AES Corporation + 12-Digit Control Number
* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 10, 2011 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Please check the meeting materials for directions to the Annual Meeting of Stockholders. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.envisionreports.com/aes. Have the 12 Digit Control Number (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

— Voting Items —

The Board of Directors recommends that you vote “FOR” the following:

1.	The election of eleven (11) directors nominated by our board of directors for a term of one year.

Nominees:

01)	Samuel W. Bodman, III
02)	Paul Hanrahan
03)	Kristina M. Johnson
04)	Tarun Khanna
05)	John A. Koskinen
06)	Philip Lader
07)	Sandra O. Moose
08)	John B. Morse, Jr.
09)	Philip A. Odeen
10)	Charles O. Rossotti
11)	Sven Sandstrom

2.	The proposal to ratify Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2011.

3.	A non-binding advisory vote on executive compensation.

The Board of Directors recommends that you vote “FOR EVERY YEAR” on the following proposal:

4.	A non-binding advisory vote on the frequency of future advisory votes on executive compensation.

CONTROL NO.